As filed with the Securities and Exchange Commission on February 7, 2022
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2022

OPPENHEIMER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-12043

Delaware	98-0080034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
85 Broad Street
New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 668-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	OPY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 -- Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2022, Jeffrey J. Alfano resigned his position as Chief Financial Officer of Oppenheimer Holdings Inc. (the “Company”) as well as its principal operating subsidiary Oppenheimer & Co. Inc. (“Oppenheimer”) effective on or about March 1, 2022 to pursue other professional opportunities.

Mr. Alfano is resigning for personal reasons and there were no disagreements between Mr. Alfano and the Company or Oppenheimer. His departure is not related to the operations, policies or practices of the Company or Oppenheimer or any issues regarding accounting policies or practices. The Company anticipates that it will timely file its Annual Report on Form 10-K with the Securities and Exchange Commission for the year ended December 2021.

The Board of Directors of the Company and Oppenheimer intend to conduct a search of potential internal and external candidates to replace Mr. Alfano. In the interim, effective upon Mr. Alfano’s departure, the Company has appointed Oppenheimer’s long-time Controller, Salvatore Agosta, 67, as Interim Chief Financial Officer who will assume the duties as principal financial officer and principal accounting officer of the Company. Mr. Agosta has been employed by Oppenheimer & Co. Inc. since 2002 and has held various positions in the financial services industry for over 30 years.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: February 9, 2022 By: /s/ Albert G. Lowenthal Name: Albert G. Lowenthal Title: Chief Executive Officer (Duly Authorized Officer)

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